UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2019

Date of reporting period:	August 1, 2018 — January 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

George Putnam Balanced Fund

Semiannual report
1 | 31 | 19

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 13, 2019

Dear Fellow Shareholder:

Investors around the world faced challenging conditions in 2018, with increased volatility and turbulence, and generally more losses than gains for stocks at the end of the year. At the same time, investors who have owned either stocks or bonds for three years or more may still be in positive territory. Historically, periods of market weakness are often followed by recovery and rebounds, and we have already seen evidence of this in the early months of 2019.

If there is any lesson to be learned from these constantly changing markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one way is to diversify across different asset classes and investment strategies.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Kathryn Lakin pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed-income investments, Paul Scanlon assembles a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

† The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/19. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 George Putnam Balanced Fund

What was the environment like for U.S. stocks during the period?

KATE From the beginning of the period until October 2018, the environment was generally supportive for U.S. stocks. Strong corporate profits, record-low unemployment, solid wage growth, and healthy consumer spending kept stock performance in positive territory. However, a number of geopolitical and global economic concerns began to erode investor confidence during the second half of the period. Rising U.S. interest rates, uncertainty surrounding the U.S.–China trade dispute, and slower economic growth in Europe and China led to increasing volatility. Markets fell. In December 2018, a sharp selloff resulted in a decline of about 20% from recent highs in the U.S. stock market. The market rebounded shortly thereafter, and the S&P 500 Index advanced 8.0% in January 2019.

What about the environment for corporate bonds?

PAUL During the early months of the period, the asset class benefited from a strengthening U.S. economy. Corporate profits grew, and business confidence was high. The backdrop changed considerably during 2018’s fourth quarter,

George Putnam Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 1/31/19. Short-term investments and derivatives, if any, are excluded. Summary information may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes. Holdings may vary over time.

6 George Putnam Balanced Fund

however, as investor sentiment became sharply risk-averse and market volatility spiked. A variety of factors led to a sharp downturn in the value of risk assets. Uncertainty about U.S.–China trade negotiations was a major problem. Investors also were concerned that the Federal Reserve [Fed] would raise policy rates too fast. Within this environment, credit-sensitive securities fell in price as yield spreads widened.

Credit markets recovered in January following comments from Fed Chair Jerome Powell that mild inflation would give the central bank greater flexibility to set policy in 2019. Market participants also welcomed Powell’s announcement that the Fed was not on a “pre-set” path to push its benchmark rate higher, after hiking rates every quarter in 2018. Optimism over U.S.–China trade talks and the end of a partial shutdown of the U.S. government also helped create a more constructive marketplace tone.

Which stocks were the top relative contributors?

KATE Not owning computer chip designer and S&P 500 Index member Nvidia proved advantageous. Sales of the firm’s GPUs [graphic processing units] weakened during the period. The company faced stiffer competition, and demand declined among the firm’s gaming and data center customers.

An out-of-benchmark investment in independent power producer NRG Energy also aided performance versus the benchmarks. The company’s shares rose due to strong cash flow despite weakness in the power market. The company achieved positive sales momentum and enjoyed technological innovation in its retail channels.

Which stocks detracted versus the benchmarks?

KATE An overweight position in video game producer Activision Blizzard worked against relative performance. User volumes declined, and quarterly revenues fell short. Also, two executives departed and a failed gaming contract undermined investor confidence during the period.

Greater-than-benchmark exposure to semiconductor maker Applied Materials also negatively impacted performance. Falling memory chip prices, reduced global demand, and souring investor sentiment weighed heavily on the firm’s stock. We sold our position in Applied Materials during the period.

How did the fund’s corporate bond allocation perform?

PAUL The allocation, which accounted for about 15% of fund assets as of January 31, 2019, detracted versus the blended benchmark. From a sector/industry perspective, bonds issued by life insurance companies, technology firms, and energy pipeline operators dampened relative performance amid the flight from risk that occurred during the latter months of 2018.

In addition to corporate bonds, the fund had meaningful allocations to U.S. Treasuries and government-agency securities. These bonds serve an important risk-management role in the portfolio. They aided performance in this period as investors shifted toward the relative safety of government securities and cash.

As of period-end, the fund’s total fixed-income allocation comprised about 43% of the aggregate portfolio.

What are your near-term expectations for stocks?

KATE Following a challenging reporting period, we begin the second half of fiscal 2019 with optimism. We believe economic conditions in the United States will remain positive, aided

George Putnam Balanced Fund 7

by tailwinds from corporate tax reform and continued growth in consumer spending. We may see pockets of slowing growth in the United States, but we do not believe a recession is likely in 2019.

At the same time, we believe global trade tensions will remain a top concern for investors. In December 2018, the trade conflict between China and the United States showed signs of easing, with the two governments agreeing to postpone any additional tariffs for a period of 90 days.

In terms of the fund’s equity portfolio, we continue to focus on our highest-conviction names. This strategy enables the portfolio to drive performance from more stock-specific risk, which is risk related to a specific company rather than the market as a whole. Our investments are based on bottom-up research, which is focused on the fundamentals of individual companies rather than big-picture economic trends.

What is your outlook for the corporate bond market?

PAUL We have a generally favorable outlook for investment-grade corporate debt. We believe fundamentals are solid, valuations have improved a bit, and the supply-and-demand backdrop is neutral.

Looking at fundamentals, issuers in the investment-grade sector posted strong financial results for the third quarter of 2018. Revenues grew 9.4% and earnings rose 9.8% compared with the same period in 2017. For 2019, we believe U.S. economic growth will continue to support earnings and cash-flow growth across the cohort, subject to unforeseen government policy changes. In our view, these positive factors may be tempered by increasing issuance to finance mergers and acquisitions — a development that we believe may weaken the balance sheets of issuers in certain sectors. As a result, we will continue to closely monitor balance-sheet trends.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 George Putnam Balanced Fund

As of January 31, 2019, we thought the level of yield spreads — the yield advantage investment-grade corporate bonds offer over comparable-maturity U.S. Treasuries — was in line with underlying fundamental risk. That said, we think the ongoing U.S.–China trade negotiations, future Fed policy, and other factors are likely to keep volatility elevated.

We expect supply and demand to remain generally balanced, subject to surprise policy moves by global central banks. Industry sources expect new bond issuance to be roughly 10% lower in 2019 compared with 2018. On the demand side, flows into corporate bond retail funds got off to a strong start in the New Year, totaling about $3.2 billion in January 2019 amid the market recovery. At the same time, inflows from international institutional investors — which currently account for about 40% of total inflows — continue to be hampered by higher hedging costs due to U.S.-dollar strength.

Kate and Paul, thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund increased its quarterly distribution rate for class A shares from $0.059 to $0.066 in August 2018 and again to $0.071 in November 2018. The first increase was made possible when the amount of income earned by the fund rose due to rising interest rates. The second increase occurred because the fund had to fully distribute undistributed income accrued during the fiscal year ended July 31, 2018. Similar increases were made to other share classes.

George Putnam Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/5/37)
Before sales charge	8.58%	170.82%	10.48%	40.98%	7.11%	31.91%	9.67%	–0.77%	–1.20%
After sales charge	8.50	155.25	9.82	32.87	5.85	24.33	7.53	–6.48	–6.89
Class B (4/27/92)
Before CDSC	8.47	154.84	9.81	35.85	6.32	29.02	8.87	–1.46	–1.57
After CDSC	8.47	154.84	9.81	33.85	6.01	26.02	8.01	–6.02	–6.14
Class C (7/26/99)
Before CDSC	8.48	151.56	9.66	35.90	6.33	29.09	8.88	–1.49	–1.54
After CDSC	8.48	151.56	9.66	35.90	6.33	29.09	8.88	–2.40	–2.45
Class M (12/1/94)
Before sales charge	7.86	157.85	9.94	37.56	6.59	30.04	9.15	–1.23	–1.43
After sales charge	7.82	148.82	9.54	32.75	5.83	25.49	7.86	–4.69	–4.88
Class R (1/21/03)
Net asset value	8.31	164.37	10.21	39.31	6.86	31.05	9.43	–1.01	–1.33
Class R5 (12/2/13)
Net asset value	8.67	178.07	10.77	43.01	7.42	33.08	10.00	–0.45	–1.06
Class R6 (12/2/13)
Net asset value	8.68	179.39	10.82	43.59	7.50	33.44	10.09	–0.35	–1.01
Class Y (3/31/94)
Net asset value	8.67	177.70	10.75	42.82	7.39	33.00	9.97	–0.51	–1.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 George Putnam Balanced Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 1/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	—*	304.63%	15.00%	68.19%	10.96%	48.23%	14.02%	–2.31%	–3.00%
Bloomberg Barclays
U.S. Aggregate	—*	43.51	3.68	12.79	2.44	5.97	1.95	2.25	2.71
Bond Index
George Putnam
Blended Index†	—*	177.61	10.75	45.18	7.74	30.51	9.28	–0.10	–0.52
Lipper Balanced
Funds category	—*	138.59	9.01	28.33	5.07	24.38	7.52	–3.15	–2.20
average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, the Bloomberg Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/19, there were 588, 583, 542, 509, and 429 funds, respectively, in this Lipper category.

George Putnam Balanced Fund 11

Fund price and distribution information For the six-month period ended 1/31/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		2	2	2		2	2	2	2
Income	$0.137		$0.057	$0.061	$0.084		$0.111	$0.164	$0.175	$0.164
Capital gains
Long-term
gains	1.044		1.044	1.044	1.044		1.044	1.044	1.044	1.044
Short-term
gains	0.314		0.314	0.314	0.314		0.314	0.314	0.314	0.314
Total	$1.495		$1.415	$1.419	$1.442		$1.469	$1.522	$1.533	$1.522
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/18	$20.62	$21.88	$20.39	$20.47	$20.33	$21.07	$20.56	$20.79	$20.71	$20.70
1/31/19	18.86	20.01	18.64	18.72	18.58	19.25	18.80	19.03	18.95	18.94
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.51%	1.42%	0.69%	0.73%	0.97%	0.94%	1.23%	1.77%	1.90%	1.77%
Current
30-day
SEC yield[2]	N/A	1.37	0.74	0.74	N/A	0.94	1.22	1.75	1.81	1.70

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 George Putnam Balanced Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/5/37)
Before sales charge	8.52%	149.66%	9.58%	31.37%	5.61%	20.25%	6.34%	–3.14%	–4.27%
After sales charge	8.44	135.30	8.93	23.82	4.37	13.33	4.26	–8.71	–9.78
Class B (4/27/92)
Before CDSC	8.41	134.67	8.90	26.48	4.81	17.55	5.54	–3.87	–4.65
After CDSC	8.41	134.67	8.90	24.48	4.48	14.55	4.63	–8.33	–9.08
Class C (7/26/99)
Before CDSC	8.42	131.64	8.76	26.56	4.82	17.51	5.53	–3.85	–4.66
After CDSC	8.42	131.64	8.76	26.56	4.82	17.51	5.53	–4.74	–5.55
Class M (12/1/94)
Before sales charge	7.80	137.28	9.03	28.12	5.08	18.37	5.78	–3.62	–4.54
After sales charge	7.75	128.98	8.64	23.64	4.34	14.22	4.53	–6.99	–7.88
Class R (1/21/03)
Net asset value	8.25	143.38	9.30	29.71	5.34	19.35	6.07	–3.37	–4.41
Class R5 (12/2/13)
Net asset value	8.60	156.21	9.86	33.19	5.90	21.26	6.64	–2.86	–4.16
Class R6 (12/2/13)
Net asset value	8.61	157.36	9.91	33.79	5.99	21.55	6.72	–2.77	–4.13
Class Y (3/31/94)
Net asset value	8.60	155.80	9.85	32.98	5.87	21.07	6.58	–2.93	–4.18

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/18	0.99%	1.74%	1.74%	1.49%	1.24%	0.73%	0.63%	0.74%
Annualized expense ratio
for the six-month period
ended 1/31/19	0.99%	1.74%	1.74%	1.49%	1.24%	0.73%	0.63%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

George Putnam Balanced Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/18 to 1/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$4.96	$8.70	$8.70	$7.46	$6.21	$3.66	$3.16	$3.71
Ending value (after expenses)	$988.00	$984.30	$984.60	$985.70	$986.70	$989.40	$989.90	$989.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/19, use the following calculation method. To find the value of your investment on 8/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.04	$8.84	$8.84	$7.58	$6.31	$3.72	$3.21	$3.77
Ending value (after expenses)	$1,020.21	$1,016.43	$1,016.43	$1,017.69	$1,018.95	$1,021.53	$1,022.03	$1,021.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 George Putnam Balanced Fund

Consider these risks before investing

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

George Putnam Balanced Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

16 George Putnam Balanced Fund

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2019, Putnam employees had approximately $477,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

George Putnam Balanced Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 George Putnam Balanced Fund

The fund’s portfolio 1/31/19 (Unaudited)

COMMON STOCKS (64.9%)*	Shares	Value
Basic materials (2.5%)
Apollo Global Management, LLC Class A	20,091	$588,264
DowDuPont, Inc.	147,438	7,933,639
FMC Corp.	44,786	3,573,923
Fortune Brands Home & Security, Inc.	20,978	950,303
Freeport-McMoRan, Inc. (Indonesia) S	225,444	2,624,168
Linde PLC (United Kingdom)	26,718	4,355,301
Packaging Corp. of America	6,026	568,372
RPM International, Inc.	8,488	485,174
Sherwin-Williams Co. (The)	13,305	5,608,324
Summit Materials, Inc. Class A † S	142,101	2,168,461
W.R. Grace & Co.	11,955	848,925
		29,704,854
Capital goods (5.1%)
Ball Corp.	50,159	2,622,313
Boeing Co. (The)	21,988	8,479,013
Deere & Co.	15,049	2,468,036
Emerson Electric Co.	133,065	8,711,766
Fortive Corp.	63,094	4,731,419
Honeywell International, Inc.	86,865	12,476,420
Johnson Controls International PLC	139,327	4,705,073
Roper Technologies, Inc.	25,156	7,125,689
Textron, Inc.	43,056	2,291,871
Waste Connections, Inc.	76,396	6,383,650
		59,995,250
Communication services (2.1%)
AT&T, Inc.	210,619	6,331,207
Charter Communications, Inc. Class A †	15,881	5,257,405
Comcast Corp. Class A	139,208	5,090,837
SBA Communications Corp. † R	20,244	3,695,137
Verizon Communications, Inc.	90,474	4,981,498
		25,356,084
Computers (1.6%)
Apple, Inc.	114,004	18,974,826
		18,974,826
Conglomerates (0.7%)
Danaher Corp.	80,659	8,946,696
		8,946,696
Consumer cyclicals (8.8%)
Advance Auto Parts, Inc.	11,721	1,865,983
Amazon.com, Inc. †	13,749	23,630,819
BJ’s Wholesale Club Holdings, Inc. † S	154,799	4,072,762
Booking Holdings, Inc. †	2,935	5,379,297
Burlington Stores, Inc. †	8,758	1,503,836
Clorox Co. (The) S	24,566	3,645,103
Ecolab, Inc.	5,312	840,199
General Motors Co.	287,744	11,227,771
Hilton Worldwide Holdings, Inc.	68,780	5,122,734
Home Depot, Inc. (The)	73,112	13,418,245

George Putnam Balanced Fund 19

COMMON STOCKS (64.9%)* cont.	Shares	Value
Consumer cyclicals cont.
Live Nation Entertainment, Inc. †	47,483	$2,540,815
MGM Resorts International	68,552	2,018,171
NIKE, Inc. Class B	68,128	5,578,321
O’Reilly Automotive, Inc. †	3,861	1,330,732
TJX Cos., Inc. (The)	88,248	4,388,573
Twenty-First Century Fox, Inc. Class A	59,730	2,945,286
Walmart, Inc.	84,861	8,132,230
Walt Disney Co. (The)	28,360	3,162,707
Wynn Resorts, Ltd.	31,449	3,868,541
		104,672,125
Consumer staples (4.7%)
Chipotle Mexican Grill, Inc. †	7,220	3,823,784
Coca-Cola Co. (The)	322,332	15,513,839
Costco Wholesale Corp.	16,075	3,450,177
Hershey Co. (The)	51,128	5,424,681
McCormick & Co., Inc. (non-voting shares)	28,163	3,482,073
PepsiCo, Inc.	39,941	4,500,152
Procter & Gamble Co. (The)	128,315	12,378,548
Walgreens Boots Alliance, Inc.	34,572	2,498,173
Yum China Holdings, Inc. (China)	116,952	4,262,900
		55,334,327
Electronics (2.5%)
Intel Corp.	133,882	6,308,520
NXP Semiconductors NV	98,900	8,607,267
ON Semiconductor Corp. †	282,132	5,653,925
Qualcomm, Inc.	179,274	8,877,648
		29,447,360
Energy (3.0%)
Anadarko Petroleum Corp.	59,377	2,810,313
BP PLC (United Kingdom)	1,794,583	12,241,977
Cairn Energy PLC (United Kingdom) †	921,981	2,261,334
Cenovus Energy, Inc. (Canada)	1,127,739	8,805,968
ConocoPhillips	44,634	3,021,275
Enterprise Products Partners LP	161,858	4,478,611
Noble Energy, Inc.	65,948	1,473,278
		35,092,756
Financials (10.6%)
American International Group, Inc.	100,130	4,328,620
Assured Guaranty, Ltd.	160,586	6,513,368
Bank of America Corp.	621,118	17,683,229
BlackRock, Inc.	10,789	4,478,298
Chubb, Ltd.	20,649	2,747,349
Citigroup, Inc.	195,777	12,619,785
E*Trade Financial Corp.	125,864	5,872,814
Gaming and Leisure Properties, Inc. R	95,025	3,563,438
Goldman Sachs Group, Inc. (The)	45,182	8,946,488
Intercontinental Exchange, Inc.	47,606	3,654,237
JPMorgan Chase & Co.	71,018	7,350,363
KKR & Co., Inc. Class A	381,421	8,562,901

20 George Putnam Balanced Fund

COMMON STOCKS (64.9%)* cont.	Shares	Value
Financials cont.
Oportun Financial Corp. (acquired 6/23/15, cost $386,984) (Private) † F	135,784	$291,141
Prudential PLC (United Kingdom)	374,471	7,296,121
Raymond James Financial, Inc.	60,329	4,856,485
Visa, Inc. Class A	103,737	14,005,532
Wells Fargo & Co.	192,128	9,396,980
Yellow Cake PLC (United Kingdom) †	952,855	2,999,433
		125,166,582
Health care (8.7%)
Abbott Laboratories	27,001	1,970,533
AbbVie, Inc.	19,652	1,577,859
Amgen, Inc.	17,294	3,235,880
Baxter International, Inc.	49,631	3,597,751
Becton Dickinson and Co. (BD)	26,908	6,712,470
Biogen, Inc. †	11,088	3,700,953
Boston Scientific Corp. †	59,878	2,284,346
Bristol-Myers Squibb Co.	63,333	3,126,750
Celgene Corp. †	23,239	2,055,722
Cigna Corp.	40,053	8,002,990
Cooper Cos., Inc. (The)	8,629	2,405,420
CVS Health Corp.	15,047	986,331
Edwards Lifesciences Corp. †	11,858	2,020,840
Eli Lilly & Co.	40,874	4,899,158
Gilead Sciences, Inc.	31,308	2,191,873
ICU Medical, Inc. †	10,203	2,538,506
Intuitive Surgical, Inc. †	6,963	3,646,105
Jazz Pharmaceuticals PLC †	17,995	2,265,391
Johnson & Johnson	74,810	9,955,715
McKesson Corp.	11,287	1,447,558
Medtronic PLC	16,304	1,441,111
Merck & Co., Inc.	105,357	7,841,722
Mettler-Toledo International, Inc. †	4,011	2,559,660
Nektar Therapeutics †	12,566	532,044
Pfizer, Inc.	165,721	7,034,856
Regeneron Pharmaceuticals, Inc. †	3,435	1,474,542
Thermo Fisher Scientific, Inc.	5,995	1,472,792
UnitedHealth Group, Inc.	29,634	8,007,107
Vertex Pharmaceuticals, Inc. †	17,431	3,327,752
		102,313,737
Software (4.7%)
Activision Blizzard, Inc.	160,665	7,589,815
Adobe, Inc. †	32,730	8,111,149
Everbridge, Inc. †	53,710	3,322,501
Microsoft Corp.	277,137	28,941,417
NetEase, Inc. ADR (China)	19,349	4,874,594
Tencent Holdings, Ltd. (China)	60,281	2,712,212
		55,551,688
Technology services (5.7%)
Alibaba Group Holding, Ltd. ADR (China) † S	5,963	1,004,706
Alphabet, Inc. Class A †	20,800	23,418,512

George Putnam Balanced Fund 21

COMMON STOCKS (64.9%)* cont.	Shares	Value
Technology services cont.
DXC Technology Co.	104,376	$6,692,589
Facebook, Inc. Class A †	88,688	14,783,403
Fidelity National Information Services, Inc.	28,978	3,029,070
First Data Corp. Class A †	162,656	4,009,470
GoDaddy, Inc. Class A †	27,931	1,916,905
NCSOFT Corp. (South Korea)	8,435	3,553,546
Salesforce.com, Inc. †	56,892	8,645,877
		67,054,078
Transportation (1.1%)
Norfolk Southern Corp.	27,442	4,603,121
Union Pacific Corp.	56,315	8,958,027
		13,561,148
Utilities and power (3.1%)
American Electric Power Co., Inc.	86,481	6,842,377
CenterPoint Energy, Inc.	53,919	1,667,175
CMS Energy Corp.	30,561	1,593,451
Duke Energy Corp.	29,507	2,590,124
Edison International	16,554	943,081
Exelon Corp.	118,121	5,641,459
Kinder Morgan, Inc.	320,450	5,800,145
NextEra Energy, Inc.	22,942	4,106,159
NRG Energy, Inc.	122,386	5,006,811
Sempra Energy	21,314	2,493,312
		36,684,094
Total common stocks (cost $697,115,405)		$767,855,605

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National Mortgage Association Pass-Through Certificates
5.00%, 1/20/49 ##	$1,000,000.00	$1,051,250.00
5.00%, TBA, 2/1/49	2,000,000	2,088,594
3.50%, TBA, 2/1/49	7,000,000	7,088,047
3.50%, with due dates from 2/20/43 to 1/20/48	8,460,127	8,582,041
3.00%, TBA, 2/1/49	7,000,000	6,946,953
3.00%, with due dates from 8/20/46 to 10/20/46	1,511,546	1,500,754
		27,257,639
U.S. Government Agency Mortgage Obligations (8.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	1,311	1,459
4.00%, with due dates from 7/1/42 to 2/1/48	5,440,576	5,607,166
3.50%, with due dates from 12/1/42 to 1/1/47	9,564,450	9,654,741
3.00%, with due dates from 3/1/43 to 2/1/47	3,105,929	3,058,049
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	1,676,143	1,818,404
5.00%, with due dates from 8/1/33 to 1/1/39	480,761	511,768
4.50%, TBA, 2/1/49	12,000,000	12,473,437
4.50%, with due dates from 5/1/48 to 11/1/48	7,118,122	7,404,531

22 George Putnam Balanced Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.9%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.00%, TBA, 2/1/49	$8,000,000	$8,191,250
4.00%, with due dates from 12/1/44 to 6/1/48 ##	16,458,536	16,901,407
3.50%, with due dates from 5/1/43 to 1/1/57	10,881,849	10,978,526
3.00%, TBA, 2/1/49	7,000,000	6,877,500
3.00%, with due dates from 12/1/30 to 3/1/47	11,496,125	11,379,873
2.00%, with due dates from 10/1/27 to 8/1/28 ##	7,268,738	7,102,652
		101,960,763
Total U.S. government and agency mortgage obligations (cost $129,900,905)		$129,218,402

	Principal
U.S. TREASURY OBLIGATIONS (7.8%)*	amount	Value
U.S. Treasury Bonds
3.00%, 2/15/47	$7,110,000	$7,114,333
2.75%, 8/15/42	9,100,000	8,751,214
U.S. Treasury Notes
2.625%, 6/15/21	13,990,000	14,046,178
2.25%, 2/15/21	23,000,000	22,899,196
2.25%, 2/29/20	500,000	498,412
2.00%, 2/15/22	1,000,000	987,164
2.00%, 11/30/20	17,050,000	16,900,945
1.625%, 10/31/23	100,000	96,343
1.50%, 5/31/20	20,840,000	20,565,906
Total U.S. treasury obligations (cost $92,516,887)		$91,859,691

	Principal
CORPORATE BONDS AND NOTES (14.5%)*	amount	Value
Basic materials (0.7%)
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	$668,000	$682,214
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,595,000	1,575,711
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,036,000	1,051,436
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	703,000	674,880
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	625,000	645,086
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	13,471
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	764,898
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	147,000	123,424
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,140,000	1,067,740
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	1,040,000	1,329,284
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	187,000	234,760
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	553,000	682,075
		8,844,979

George Putnam Balanced Fund 23

	Principal
CORPORATE BONDS AND NOTES (14.5%)* cont.	amount	Value
Capital goods (0.4%)
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	$1,145,000	$1,045,819
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	940,000	926,566
L3 Technologies, Inc. company guaranty sr. unsec. notes
4.40%, 6/15/28	510,000	522,920
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	889,000	860,227
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	1,025,000	1,023,985
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	906,000	918,304
		5,297,821
Communication services (1.1%)
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	686,000	654,455
American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	385,000	367,074
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	1,539,000	1,527,231
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	132,000	123,484
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	240,000	240,953
Charter Communications Operating, LLC/Charter
Communications Operating Capital company guaranty sr. sub.
bonds 6.484%, 10/23/45	1,055,000	1,135,504
Charter Communications Operating, LLC/Charter
Communications Operating Capital company guaranty sr. sub.
notes 4.908%, 7/23/25	274,000	281,684
Charter Communications Operating, LLC/Charter
Communications Operating Capital C company guaranty sr. sub.
bonds 5.375%, 5/1/47	506,000	481,472
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	645,000	790,655
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	605,000	560,477
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	268,000	327,540
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	490,000	477,745
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	637,000	605,693
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	458,000	446,757
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	549,000	527,854
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	313,000	324,465
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	185,000	175,314
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	85,000	83,034
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	95,000	130,373
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	215,000	212,395
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	656,563	652,951
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,050,000	981,665
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	469,000	485,212

24 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.5%)* cont.	amount	Value
Communication services cont.
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	$490,000	$491,225
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	700,000	697,066
		12,782,278
Consumer cyclicals (1.5%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	1,060,000	1,263,732
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
bonds 4.75%, 9/15/44	30,000	32,783
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	995,000	944,169
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,105,000	1,125,271
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	647,608
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	255,000	247,006
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	847,000	863,619
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	671,000	672,796
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	390,000	391,491
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.80%, 4/11/26	490,000	459,063
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	457,000	414,400
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	615,000	567,849
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	198,000	195,678
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	445,000	453,924
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	287,000	264,408
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	252,000	241,420
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	175,000	165,822
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	205,000	200,859
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	840,000	830,382
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,415,000	1,413,231
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	350,000	333,375
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,668,000	1,685,394
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	824,000	761,865
NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	435,000	442,776
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	416,000	404,032
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	390,000	389,395

George Putnam Balanced Fund 25

	Principal
CORPORATE BONDS AND NOTES (14.5%)* cont.	amount	Value
Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	$539,000	$561,279
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,115,000	1,077,369
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,315,000	1,229,525
Warner Media, LLC company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	62,000	57,284
		18,337,805
Consumer staples (1.0%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	200,000	194,460
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,097,250
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	586,788	685,523
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	597,624	598,109
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	820,000	953,033
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,434,000	1,772,198
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	566,000	610,829
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.417%, 5/25/25	181,000	183,838
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. notes
4.597%, 5/25/28	1,490,000	1,523,041
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	1,595,000	1,374,127
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	816,000	809,064
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,135,000	1,090,707
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	588,000	565,631
		11,457,810
Energy (1.3%)
BG Energy Capital PLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 10/15/21 (United Kingdom)	250,000	254,342
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	770,000	749,356
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	690,000	706,714
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	395,000	398,950
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	999,000	969,244
Energy Transfer Operating LP company guaranty sr. unsec. bonds
6.25%, 4/15/49	137,000	145,870
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	2,076,000	1,848,323
Energy Transfer Partners LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	529,790
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	265,000	273,662
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	1,480,000	1,546,060
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	1,040,000	941,922
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	550,000	630,806

26 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.5%)* cont.	amount	Value
Energy cont.
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	$388,000	$436,117
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	315,000	314,606
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	175,000	194,259
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	348,000	306,240
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	175,000	171,747
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	987,000	1,020,234
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	560,000	526,050
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	1,285,000	1,182,200
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	1,557,000	1,587,592
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	275,000	275,236
		15,009,320
Financials (4.8%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	455,000	446,368
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	801,000	734,935
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	493,000	516,546
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	856,000	1,001,135
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,265,000	1,158,024
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	206,500
Aviation Capital Group, LLC 144A sr. unsec. unsub. notes
7.125%, 10/15/20	265,000	279,090
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	135,000	137,649
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,231,610
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	314,000	327,738
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 3.548%, 9/15/26	275,000	258,602
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	704,094
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	371,573
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	808,000	828,471
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	155,000	155,914
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	826,983
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,051,862
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,278,697
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	824,000	872,584
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	462,000	452,949
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	227,213
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	197,000	205,953
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	545,000	561,741

George Putnam Balanced Fund 27

	Principal
CORPORATE BONDS AND NOTES (14.5%)* cont.	amount	Value
Financials cont.
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	$519,000	$534,570
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	9,748
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	1,542,609
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	1,354,000	1,373,796
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	244,013
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands company guaranty unsec. sub. notes 4.625%,
12/1/23 (Netherlands)	250,000	256,452
Cooperative Rabobank UA company guaranty unsec. sub. notes
3.75%, 7/21/26 (Netherlands)	285,000	272,874
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	317,958
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	1,239,000	1,182,846
Credit Suisse Group AG 144A unsec. sub. notes 6.50%,
8/8/23 (Switzerland)	729,000	776,303
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,395,000	1,407,213
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,225,000	1,204,073
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	330,000	334,788
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	203,709
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	440,711
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,459,000	1,465,325
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,477,000	1,457,373
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	282,000	343,780
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	1,495,000	1,802,535
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	567,000	512,288
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	275,000	262,314
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	282,138
HSBC Holdings PLC unsec. sub. notes 4.25%, 8/18/25
(United Kingdom)	455,000	458,357
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	105,000	105,059
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,225,000	2,354,370
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	199,631
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	918,000	931,770
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	3,710,000	3,485,858
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	555,000	581,617
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	458,000	516,968
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	315,000	307,420
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	530,000	519,025

28 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.5%)* cont.	amount	Value
Financials cont.
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	$1,290,000	$1,942,121
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	3,060,275
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	315,000	322,658
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	925,000	824,201
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	370,000	441,054
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	140,000	137,517
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	158,000	161,753
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,485,000	1,451,588
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	322,000	337,687
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	700,000	693,743
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	200,000	196,458
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	430,000	433,591
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	412,000	417,980
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	263,000	342,220
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	759,000	731,437
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,672,842
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	720,000	729,515
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	580,000	602,475
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	710,000	742,617
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	787,000	803,259
		56,568,713
Health care (1.3%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	150,000	147,904
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	186,000	185,591
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	700,657
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	273,000	253,640
Anthem, Inc. sr. unsec. unsub. notes 4.625%, 5/15/42	225,000	217,876
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47	1,251,000	1,252,002
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27	753,000	734,385
Cigna Corp. 144A sr. unsub. notes 3.75%, 7/15/23	2,793,000	2,830,379
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	715,000	745,055
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	216,000	221,734
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	649,000	649,630
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	1,595,000	1,651,033

George Putnam Balanced Fund 29

	Principal
CORPORATE BONDS AND NOTES (14.5%)* cont.	amount	Value
Health care cont.
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	$143,000	$150,061
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	270,000	281,286
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	475,000	494,238
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5.25%, 1/15/26 R	560,000	575,400
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	160,000	156,000
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	724,000	739,649
Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4.75%, 1/30/20	121,000	122,989
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	180,375
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	823,000	769,474
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	503,000	483,487
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,417,000	1,469,567
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	728,000	726,067
		15,738,479
Technology (1.2%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	692,397
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	245,000	250,917
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	359,799
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	472,273
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	1,527,000	1,403,074
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,356,000	1,418,325
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	271,000	319,250
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	62,000	57,672
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	487,000	487,511
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,295,000	1,294,269
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	882,000	1,096,825
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	1,195,000	1,172,915
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,150,000	1,142,042
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	531,000	505,249
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,900,000	1,942,798
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	374,000	353,496
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,185,000	1,102,050
		14,070,862

30 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.5%)* cont.	amount	Value
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	$595,000	$554,155
Southwest Airlines Co. Pass Through Trust pass-through
certificates Ser. 07-1, Class A, 6.15%, 8/1/22	438,683	459,758
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	186,602	183,615
		1,197,528
Utilities and power (1.1%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	392,000	399,840
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	528,000	546,182
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	560,000	629,656
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	158,000	163,463
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	723,057
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	255,000	250,115
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	521,246
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	280,000	283,052
EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	365,000	373,096
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	490,000	616,974
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	337,000	321,237
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	426,897
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	560,000	527,956
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	67,000	65,556
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	159,000	161,799
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,120,000	1,222,944
Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	185,000	217,834
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	333,878
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	199,000	203,963
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	720,000	708,957
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	770,000	660,275
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	445,000	522,571
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	145,000	148,061
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	889,000	898,416
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD
3 Month + 2.11%), 4.729%, 5/15/67	1,945,000	1,702,439
		12,629,464
Total corporate bonds and notes (cost $171,307,809)		$171,935,059

George Putnam Balanced Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (1.1%)*	amount	Value
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1, (1 Month
US LIBOR + 1.70%), 4.21%, 10/25/27 (Bermuda)	$403,974	$402,965
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	508,000	514,303
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	520,000	539,802
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.539%, 12/10/44 W	500,000	498,721
FRB Ser. 14-CR18, Class C, 4.731%, 7/15/47 W	2,392,000	2,417,028
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	777,000	811,150
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,046,000	1,068,322
Eagle RE, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 4.21%, 11/25/28	760,000	756,675
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 14-HQ2, Class M2, (1 Month US LIBOR
+ 2.20%), 4.71%, 9/25/24	502,157	511,249
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 9.26%, 8/25/28	1,000,000	1,171,797
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.51%, 9/25/28	160,000	183,464
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.86%, 1/25/29	2,313	2,316
Ser. 01-79, Class BI, IO, 0.282%, 3/25/45 W	709,063	6,011
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	194,241	19
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 4.11%, 10/25/28 (Bermuda)	592,000	590,428
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 12-C6, Class D, 5.14%, 5/15/45 W	772,000	759,122
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class D, 4.652%, 10/15/45 W	404,000	392,908
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.42%, 3/15/45 W	1,794,000	1,719,431
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	2,032,334	159,402
Total mortgage-backed securities (cost $13,480,683)		$12,505,113

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,057) (Private) † ΔΔ F	371	$795
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$20,210) (Private) † ΔΔ F	6,416	15,205
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$47,464) (Private) † ΔΔ F	9,325	35,709
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$68,847) (Private) † ΔΔ F	13,526	51,796
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$38,611) (Private) † ΔΔ F	7,033	29,048
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$116,544) (Private) † ΔΔ F	15,175	87,680
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$326,895) (Private) † ΔΔ F	114,700	245,934

32 George Putnam Balanced Fund

CONVERTIBLE PREFERRED STOCKS (0.1%)* cont.	Shares	Value
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$413,355) (Private) † ΔΔ F	145,037	$310,981
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$633,655) (Private) † ΔΔ F	222,546	476,694
Total convertible preferred stocks (cost $1,666,638)		$1,253,842

	Principal
MUNICIPAL BONDS AND NOTES (0.1%)*	amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$302,167
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds),
6.718%, 1/1/49	350,000	493,528
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	320,521
Total municipal bonds and notes (cost $841,248)		$1,116,216

SHORT-TERM INVESTMENTS (6.0%)*	Shares	Value
Putnam Short Term Investment Fund 2.65% L	59,772,396	$59,772,396
Putnam Cash Collateral Pool, LLC 2.65% [d]	10,644,348	10,644,348
Total short-term investments (cost $70,416,744)		$70,416,744

TOTAL INVESTMENTS
Total investments (cost $1,177,246,319)		$1,246,160,672

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
TBA	To Be Announced Commitments
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA
Municipal Swap Index rate, which was 1.43% as of the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2018 through January 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,182,489,259.

† This security is non-income-producing.

††  The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

George Putnam Balanced Fund 33

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,544,983, or 0.1% of net assets.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,112,731 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

## Forward commitment, in part or in entirety (Note 1).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $38,683,745 to cover certain derivative contracts, delayed delivery securities and settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/19 (aggregate face value $47,921,049) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N.A.
	British Pound	Sell	3/20/19	$7,248,216	$7,074,595	$(173,621)
	Barclays Bank PLC
	British Pound	Sell	3/20/19	7,324,198	7,277,123	(47,075)
	Canadian Dollar	Sell	4/17/19	2,633,644	2,550,108	(83,536)
Citibank, N.A.
	British Pound	Sell	3/20/19	3,546,219	3,455,423	(90,796)
	Canadian Dollar	Sell	4/17/19	1,125,949	1,098,180	(27,769)
	Euro	Buy	3/20/19	236,568	235,891	677
	Goldman Sachs International
	British Pound	Sell	3/20/19	7,393,346	7,208,195	(185,151)
	Canadian Dollar	Sell	4/17/19	4,366,560	4,228,254	(138,306)
	Chinese Yuan (Offshore)	Sell	2/20/19	10,945,052	10,537,576	(407,476)
	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/17/19	455,778	441,340	(14,438)
	South Korean Won	Sell	2/20/19	3,855,810	3,814,364	(41,446)
	Unrealized appreciation					677
	Unrealized (depreciation)					(1,209,614)
Total						$(1,208,937)

* The exchange currency for all contracts listed is the United States Dollar.

34 George Putnam Balanced Fund

TBA SALE COMMITMENTS OUTSTANDING at 1/31/19 (proceeds receivable $13,032,422) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 2/1/49	$2,000,000	2/13/19	$2,078,906
Federal National Mortgage Association, 4.00%, 2/1/49	4,000,000	2/13/19	4,095,625
Federal National Mortgage Association, 3.00%, 2/1/49	6,000,000	2/13/19	5,895,000
Government National Mortgage Association, 5.00%, 2/1/49	1,000,000	2/21/19	1,044,297
Total			$13,113,828

George Putnam Balanced Fund 35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Basic materials	$29,704,854	$—	$—
Capital goods	59,995,250	—	—
Communication services	25,356,084	—	—
Conglomerates	8,946,696	—	—
Consumer cyclicals	104,672,125	—	—
Consumer staples	55,334,327	—	—
Energy	35,092,756	—	—
Financials	124,875,441	—	291,141
Health care	102,313,737	—	—
Technology	164,762,194	6,265,758	—
Transportation	13,561,148	—	—
Utilities and power	36,684,094	—	—
Total common stocks	761,298,706	6,265,758	291,141
Convertible preferred stocks	—	—	1,253,842
Corporate bonds and notes	—	171,935,059	—
Mortgage-backed securities	—	12,505,113	—
Municipal bonds and notes	—	1,116,216	—
U.S. government and agency mortgage obligations	—	129,218,402	—
U.S. treasury obligations	—	91,859,691	—
Short-term investments	59,772,396	10,644,348	—
Totals by level	$821,071,102	$423,544,587	$1,544,983

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,208,937)	$—
TBA sale commitments	—	(13,113,828)	—
Totals by level	$—	$(14,322,765)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

36 George Putnam Balanced Fund

Statement of assets and liabilities 1/31/19 (Unaudited)

ASSETS
Investment in securities, at value, including $10,461,643 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,106,829,575)	$1,175,743,928
Affiliated issuers (identified cost $70,416,744) (Notes 1 and 5)	70,416,744
Foreign currency (cost $60) (Note 1)	60
Dividends, interest and other receivables	4,718,739
Receivable for shares of the fund sold	750,620
Receivable for investments sold	5,924,970
Receivable for sales of TBA securities (Note 1)	9,147,408
Receivable for variation margin on futures contracts (Note 1)	7,684
Unrealized appreciation on forward currency contracts (Note 1)	677
Prepaid assets	76,656
Total assets	1,266,787,486

LIABILITIES
Payable to custodian	2,873
Payable for investments purchased	3,491,858
Payable for purchases of delayed delivery securities (Note 1)	12,176,601
Payable for purchases of TBA securities (Note 1)	39,630,117
Payable for shares of the fund repurchased	2,148,369
Payable for compensation of Manager (Note 2)	512,961
Payable for custodian fees (Note 2)	43,616
Payable for investor servicing fees (Note 2)	305,943
Payable for Trustee compensation and expenses (Note 2)	571,059
Payable for administrative services (Note 2)	11,989
Payable for distribution fees (Note 2)	286,799
Unrealized depreciation on forward currency contracts (Note 1)	1,209,614
TBA sale commitments, at value (proceeds receivable $13,032,422) (Note 1)	13,113,828
Collateral on securities loaned, at value (Note 1)	10,644,348
Other accrued expenses	148,252
Total liabilities	84,298,227

Net assets	$1,182,489,259

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,161,568,216
Total distributable earnings (Note 1)	20,921,043
Total — Representing net assets applicable to capital shares outstanding	$1,182,489,259

(Continued on next page)

George Putnam Balanced Fund 37

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($958,955,763 divided by 50,832,603 shares)	$18.86
Offering price per class A share (100/94.25 of $18.86)*	$20.01
Net asset value and offering price per class B share ($15,053,915 divided by 807,729 shares)**	$18.64
Net asset value and offering price per class C share ($43,396,085 divided by 2,318,488 shares)**	$18.72
Net asset value and redemption price per class M share
($63,650,035 divided by 3,425,893 shares)	$18.58
Offering price per class M share (100/96.50 of $18.58)*	$19.25
Net asset value, offering price and redemption price per class R share
($784,919 divided by 41,753 shares)	$18.80
Net asset value, offering price and redemption price per class R5 share
($14,322 divided by 752 shares)	$19.03†
Net asset value, offering price and redemption price per class R6 share
($24,079,681 divided by 1,270,819 shares)	$18.95
Net asset value, offering price and redemption price per class Y share
($76,554,539 divided by 4,041,432 shares)	$18.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

38 George Putnam Balanced Fund

Statement of operations Six months ended 1/31/19 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $666,158 from investments in affiliated issuers) (Note 5)	$7,732,725
Dividends (net of foreign tax of $35,639)	6,677,957
Securities lending (net of expenses) (Notes 1 and 5)	86,026
Total investment income	14,496,708

EXPENSES
Compensation of Manager (Note 2)	3,134,728
Investor servicing fees (Note 2)	963,273
Custodian fees (Note 2)	34,428
Trustee compensation and expenses (Note 2)	24,632
Distribution fees (Note 2)	1,757,797
Administrative services (Note 2)	20,785
Other	252,265
Total expenses	6,187,908

Expense reduction (Note 2)	(22,721)
Net expenses	6,165,187

Net investment income	8,331,521

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	19,401,206
Foreign currency transactions (Note 1)	(12,380)
Forward currency contracts (Note 1)	1,349,068
Futures contracts (Note 1)	232,668
Written options (Note 1)	(4,079)
Total net realized gain	20,966,483
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(43,075,435)
Assets and liabilities in foreign currencies	260
Forward currency contracts	(1,422,663)
Futures contracts	(18,717)
Total change in net unrealized depreciation	(44,516,555)

Net loss on investments	(23,550,072)

Net decrease in net assets resulting from operations	$(15,218,551)

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 39

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/19*	Year ended 7/31/18
Operations
Net investment income	$8,331,521	$13,802,827
Net realized gain on investments
and foreign currency transactions	20,966,483	89,364,014
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(44,516,555)	4,665,250
Net increase (decrease) in net assets resulting
from operations	(15,218,551)	107,832,091
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,608,165)	(11,515,415)
Class B	(46,145)	(76,475)
Class C	(121,799)	(181,180)
Class M	(282,818)	(496,191)
Class R	(4,382)	(7,817)
Class R5	(114)	(195)
Class R6	(180,842)	(268,930)
Class Y	(638,108)	(1,070,994)
Net realized short-term gain on investments
Class A	(15,067,455)	—
Class B	(249,377)	—
Class C	(633,964)	—
Class M	(1,035,979)	—
Class R	(11,943)	—
Class R5	(219)	—
Class R6	(350,615)	—
Class Y	(1,197,716)	—
From net realized long-term gain on investments
Class A	(50,096,888)	—
Class B	(829,138)	—
Class C	(2,107,829)	—
Class M	(3,444,465)	—
Class R	(39,708)	—
Class R5	(730)	—
Class R6	(1,165,739)	—
Class Y	(3,982,213)	—
Increase (decrease) from capital share transactions (Note 4)	50,988,772	(59,603,484)
Total increase (decrease) in net assets	(52,326,130)	34,611,410

NET ASSETS
Beginning of period	1,234,815,389	1,200,203,979
End of period (Note 1)	$1,182,489,259	$1,234,815,389

* Unaudited.

The accompanying notes are an integral part of these financial statements.

40 George Putnam Balanced Fund

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George Putnam Balanced Fund 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
January 31, 2019**	$20.62	.14	(.40)	(.26)	(.14)	(1.36)	(1.50)	$18.86	(1.20)*	$958,956	.50 *	.72*	70 *d
July 31, 2018	19.09	.23	1.53	1.76	(.23)	—	(.23)	20.62	9.28	1,004,781.99		1.18	179[d]
July 31, 2017	17.38	.23	1.69	1.92	(.21)	—	(.21)	19.09	11.14	972,570	1.01	1.29	204[d]
July 31, 2016	17.22	.22	.14	.36	(.20)	—	(.20)	17.38	2.17	953,549	1.00[e]	1.33[e]	154[d]
July 31, 2015	16.12	.19	1.10	1.29	(.19)	—	(.19)	17.22	8.04	999,928.97		1.11	130[d]
July 31, 2014	14.81	.23	1.29	1.52	(.21)	—	(.21)	16.12	10.37	1,051,287.99		1.52	98[f]
Class B
January 31, 2019**	$20.39	.07	(.40)	(.33)	(.06)	(1.36)	(1.42)	$18.64	(1.57)*	$15,054	.88 *	.34*	70 *d
July 31, 2018	18.87	.08	1.52	1.60	(.08)	—	(.08)	20.39	8.49	17,258	1.74	.43	179[d]
July 31, 2017	17.18	.10	1.67	1.77	(.08)	—	(.08)	18.87	10.33	20,188	1.76	.55	204[d]
July 31, 2016	17.02	.10	.14	.24	(.08)	—	(.08)	17.18	1.42	21,592	1.75[e]	.58[e]	154[d]
July 31, 2015	15.94	.06	1.09	1.15	(.07)	—	(.07)	17.02	7.21	24,133	1.72	.36	130[d]
July 31, 2014	14.65	.12	1.27	1.39	(.10)	—	(.10)	15.94	9.51	24,881	1.74	.77	98[f]
Class C
January 31, 2019**	$20.47	.07	(.40)	(.33)	(.06)	(1.36)	(1.42)	$18.72	(1.54)*	$43,396	.88 *	.34*	70 *d
July 31, 2018	18.95	.08	1.52	1.60	(.08)	—	(.08)	20.47	8.45	40,002	1.74	.43	179[d]
July 31, 2017	17.26	.10	1.67	1.77	(.08)	—	(.08)	18.95	10.29	45,970	1.76	.54	204[d]
July 31, 2016	17.10	.09	.15	.24	(.08)	—	(.08)	17.26	1.45	41,700	1.75[e]	.58[e]	154[d]
July 31, 2015	16.01	.06	1.10	1.16	(.07)	—	(.07)	17.10	7.26	36,720	1.72	.36	130[d]
July 31, 2014	14.72	.12	1.27	1.39	(.10)	—	(.10)	16.01	9.50	29,091	1.74	.76	98[f]
Class M
January 31, 2019**	$20.33	.09	(.40)	(.31)	(.08)	(1.36)	(1.44)	$18.58	(1.43)*	$63,650	.75*	.47*	70 *d
July 31, 2018	18.82	.13	1.52	1.65	(.14)	—	(.14)	20.33	8.77	70,239	1.49	.68	179[d]
July 31, 2017	17.15	.14	1.66	1.80	(.13)	—	(.13)	18.82	10.53	70,919	1.51	.79	204[d]
July 31, 2016	16.99	.14	.14	.28	(.12)	—	(.12)	17.15	1.69	66,779	1.50[e]	.83[e]	154[d]
July 31, 2015	15.90	.10	1.10	1.20	(.11)	—	(.11)	16.99	7.56	75,297	1.47	.61	130[d]
July 31, 2014	14.62	.16	1.26	1.42	(.14)	—	(.14)	15.90	9.75	77,338	1.49	1.02	98[f]
Class R
January 31, 2019**	$20.56	.12	(.41)	(.29)	(.11)	(1.36)	(1.47)	$18.80	(1.33)*	$785	.62*	.59*	70 *d
July 31, 2018	19.03	.18	1.53	1.71	(.18)	—	(.18)	20.56	9.02	838	1.24	.93	179[d]
July 31, 2017	17.33	.18	1.70	1.88	(.18)	—	(.18)	19.03	10.90	1,090	1.26	.99	204[d]
July 31, 2016	17.16	.19	.13	.32	(.15)	—	(.15)	17.33	1.93	409	1.25[e]	1.13[e]	154[d]
July 31, 2015	16.07	.15	1.09	1.24	(.15)	—	(.15)	17.16	7.74	1,102	1.22	.86	130[d]
July 31, 2014	14.77	.20	1.28	1.48	(.18)	—	(.18)	16.07	10.08	983	1.24	1.27	98[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 George Putnam Balanced Fund	George Putnam Balanced Fund 43

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class R5
January 31, 2019**	$20.79	.14	(.38)	(.24)	(.16)	(1.36)	(1.52)	$19.03	(1.06)*	$14	.37*	.71*	70 *d
July 31, 2018	19.24	.27[g]	1.56	1.83	(.28)	—	(.28)	20.79	9.60	14.73		1.30[g]	179[d]
July 31, 2017	17.45	.30[g]	1.69	1.99	(.20)	—	(.20)	19.24	11.46	13.74		1.71[g]	204[d]
July 31, 2016	17.28	.26	.16	.42	(.25)	—	(.25)	17.45	2.49	76,674	.73[e]	1.59[e]	154[d]
July 31, 2015	16.18	.23	1.11	1.34	(.24)	—	(.24)	17.28	8.28	71,647.72		1.34	130[d]
July 31, 2014†	15.28	.18	.85	1.03	(.13)	—	(.13)	16.18	6.76*	11	.48*	1.15*	98[f]
Class R6
January 31, 2019**	$20.71	.18	(.40)	(.22)	(.18)	(1.36)	(1.54)	$18.95	(1.01)*	$24,080	.32*	.90 *	70 *d
July 31, 2018	19.17	.31	1.53	1.84	(.30)	—	(.30)	20.71	9.69	19,694.63		1.54	179[d]
July 31, 2017	17.45	.30	1.70	2.00	(.28)	—	(.28)	19.17	11.57	11,738.64		1.64	204[d]
July 31, 2016	17.28	.28	.15	.43	(.26)	—	(.26)	17.45	2.58	8,013	.63[e]	1.71[e]	154[d]
July 31, 2015	16.18	.25	1.10	1.35	(.25)	—	(.25)	17.28	8.39	8,239.62		1.46	130[d]
July 31, 2014†	15.28	.19	.85	1.04	(.14)	—	(.14)	16.18	6.81*	7,100	.42*	1.19 *	98[f]
Class Y
January 31, 2019**	$20.70	.17	(.41)	(.24)	(.16)	(1.36)	(1.52)	$18.94	(1.06)*	$76,555	.37*	.84*	70 *d
July 31, 2018	19.16	.28	1.54	1.82	(.28)	—	(.28)	20.70	9.56	81,989.74		1.43	179[d]
July 31, 2017	17.45	.28	1.69	1.97	(.26)	—	(.26)	19.16	11.37	77,716.76		1.54	204[d]
July 31, 2016	17.28	.26	.15	.41	(.24)	—	(.24)	17.45	2.48	58,289	.75[e]	1.60[e]	154[d]
July 31, 2015	16.17	.23	1.11	1.34	(.23)	—	(.23)	17.28	8.34	114,920.72		1.36	130[d]
July 31, 2014	14.86	.27	1.29	1.56	(.25)	—	(.25)	16.17	10.61	111,604.74		1.77	98[f]

* Not annualized.

** Unaudited.

† For the period December 2, 2013 (commencement of operations) to July 31, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

July 31, 2014	142%

g The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

44 George Putnam Balanced Fund	George Putnam Balanced Fund 45

Notes to financial statements 1/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2018 through January 31, 2019.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

46 George Putnam Balanced Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities maybe valued on the basis of a price provided by a single source. The fair value of securities is generally determined as

George Putnam Balanced Fund 47

the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the

48 George Putnam Balanced Fund

premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, for hedging treasury term structure risk, for yield curve positioning and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

George Putnam Balanced Fund 49

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,208,937 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,112,131 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $10,644,348 and the value of securities loaned amounted to $10,461,643.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is

50 George Putnam Balanced Fund

allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,167,589,267, resulting in gross unrealized appreciation and depreciation of $108,606,533 and $44,357,893, respectively, or net unrealized appreciation of $64,248,640.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended July 31, 2018, the fund had undistributed net investment income of $15,256,559.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.263% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

George Putnam Balanced Fund 51

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$792,730	Class R5	11
Class B	13,027	Class R6	5,331
Class C	32,940	Class Y	64,378
Class M	54,213	Total	$963,273
Class R	643

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $9,571 under the expense offset arrangements and by $13,150 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $864, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

52 George Putnam Balanced Fund

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,222,152
Class B	1.00%	1.00%	80,281
Class C	1.00%	1.00%	202,853
Class M	1.00%	0.75%	250,529
Class R	1.00%	0.50%	1,982
Total			$1,757,797

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $45,294 and $1,123 from the sale of class A and class M shares, respectively, and received $3,696 and $855 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $13 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$768,639,334	$733,943,168
U.S. government securities (Long-term)	55,334,841	102,164,854
Total	$823,974,175	$836,108,022

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	1,497,774	$28,649,310	2,623,160	$52,100,389
Shares issued in connection with
reinvestment of distributions	3,616,769	67,665,592	538,589	10,669,427
	5,114,543	96,314,902	3,161,749	62,769,816
Shares repurchased	(3,001,837)	(58,053,682)	(5,384,483)	(107,154,734)
Net increase (decrease)	2,112,706	$38,261,220	(2,222,734)	$(44,384,918)

George Putnam Balanced Fund 53

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	30,850	$587,422	28,573	$560,901
Shares issued in connection with
reinvestment of distributions	58,011	1,070,683	3,698	72,531
	88,861	1,658,105	32,271	633,432
Shares repurchased	(127,632)	(2,456,845)	(255,672)	(5,022,282)
Net decrease	(38,771)	$(798,740)	(223,401)	$(4,388,850)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	450,673	$8,528,464	450,485	$8,902,182
Shares issued in connection with
reinvestment of distributions	142,560	2,641,101	8,228	162,099
	593,233	11,169,565	458,713	9,064,281
Shares repurchased	(228,475)	(4,387,408)	(931,063)	(18,283,984)
Net increase (decrease)	364,758	$6,782,157	(472,350)	$(9,219,703)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	218,771	$4,087,508	395,812	$7,807,586
Shares issued in connection with
reinvestment of distributions	257,827	4,745,736	25,267	494,053
	476,598	8,833,244	421,079	8,301,639
Shares repurchased	(505,477)	(9,602,460)	(733,700)	(14,479,627)
Net decrease	(28,879)	$(769,216)	(312,621)	$(6,177,988)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	2,232	$43,564	8,725	$173,197
Shares issued in connection with
reinvestment of distributions	2,998	55,864	375	7,383
	5,230	99,428	9,100	180,580
Shares repurchased	(4,246)	(87,828)	(25,635)	(500,595)
Net increase (decrease)	984	$11,600	(16,535)	$(320,015)

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	56	1,063	10	195
	56	1,063	10	195
Shares repurchased	—	—	—	—
Net increase	56	$1,063	10	$195

54 George Putnam Balanced Fund

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	417,895	$8,248,682	445,251	$8,754,766
Shares issued in connection with
reinvestment of distributions	90,344	1,697,196	13,469	268,930
	508,239	9,945,878	458,720	9,023,696
Shares repurchased	(188,410)	(3,608,327)	(119,993)	(2,419,968)
Net increase	319,829	$6,337,551	338,727	$6,603,728

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	606,246	$11,632,615	1,043,066	$20,865,351
Shares issued in connection with
reinvestment of distributions	307,439	5,776,567	50,121	996,021
	913,685	17,409,182	1,093,187	21,861,372
Shares repurchased	(832,259)	(16,246,045)	(1,188,436)	(23,577,305)
Net increase (decrease)	81,426	$1,163,137	(95,249)	$(1,715,933)

At the close of the reporting period, Putnam Investments, LLC owned 752 class R5 shares of the fund (100% of class R5 shares outstanding), valued at $14,322.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/18	cost	proceeds	income	of 1/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$12,806,160	$59,489,585	$61,651,397	$102,824	$10,644,348
Putnam Short Term
Investment Fund**	66,260,491	164,312,980	170,801,075	666,158	59,772,396
Total Short-term
investments	$79,066,651	$223,802,565	$232,452,472	$768,982	$70,416,744

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

George Putnam Balanced Fund 55

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Futures contracts (number of contracts)	8
Forward currency contracts (contract amount)	$57,600,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$677	Payables	$1,209,614
Total		$677		$1,209,614

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$1,349,068	$1,349,068
Equity contracts	2,720	232,668	—	235,388
Total	$2,720	$232,668	$1,349,068	$1,584,456

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(1,422,663)	$(1,422,663)
Equity contracts	(18,717)	—	(18,717)
Total	$(18,717)	$(1,422,663)	$(1,441,380)

56 George Putnam Balanced Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$7,684	$7,684
Forward currency	—	—	677	—	—	—	677
contracts #
Total Assets	$—	$—	$677	$—	$—	$7,684	$8,361
Liabilities:
Futures contracts§	—	—	—	—	—	—	—
Forward currency	173,621	130,611	118,565	730,933	55,884	—	1,209,614
contracts #
Total Liabilities	$173,621	$130,611	$118,565	$730,933	$55,884	$—	$1,209,614
Total Financial
and Derivative	$(173,621)	$(130,611)	$(117,888)	$(730,933)	$(55,884)	$7,684	$(1,201,253)
Net Assets
Total collateral	$(158,822)	$(130,611)	$(117,888)	$(686,931)	$—	$—
received (pledged)†##
Net amount	$(14,799)	$—	$—	$(44,002)	$(55,884)	$7,684
Controlled collateral
received (including	$—	$—	$—	$—	$—	$—	$—
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA	$(158,822)	$(149,079)	$(117,899)	$(686,931)	$—	$—	$(1,112,731)
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $1,112,731.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities . The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

George Putnam Balanced Fund 57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡ :
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

58 George Putnam Balanced Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

George Putnam Balanced Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 George Putnam Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2019